Exhibit 16

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned President and Chief Executive Officer of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ E. Blake Moore, Jr. E. Blake Moore, Jr.	President and Chief Executive Officer	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Treasurer and Principal Financial and Accounting Officer of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore and Thomas J. Fuccillo, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Brian S. Shlissel Brian S. Shlissel	Treasurer and Principal Financial and Accounting Officer	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Gary A. Childress Gary A. Childress	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Theodore J. Coburn Theodore J. Coburn	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ F. Ford Drummond F. Ford Drummond	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Udo Frank Udo Frank	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ James S. MacLeod James S. MacLeod	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ John C. Maney John C. Maney	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ W. Bryant Stooks W. Bryant Stooks	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Gerald M. Thorne Gerald M. Thorne	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Davey S. Scoon Davey S. Scoon	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Edward E. Sheridan Edward E. Sheridan	Trustee	July 11, 2008

POWER OF ATTORNEY—Biotechnology Fund/Wellness Fund Transaction

I, the undersigned Trustee of Allianz Funds (the “Trust”), hereby severally constitute and appoint each of E. Blake Moore, Thomas J. Fuccillo and Brian S. Shlissel, and each of them singly, with full powers of substitution and resubstitution, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacities indicated below, any and all Registration Statements of the Trust on Form N-14, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ James W. Zug James W. Zug	Trustee	July 11, 2008

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